UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02192

BNY Mellon Sustainable U.S. Equity Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/2022

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Sustainable U.S. Equity Fund, Inc.

ANNUAL REPORT May 31, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2021, through May 31, 2022, as provided by portfolio manager Nick Pope of Newton Investment Management Limited, sub-adviser

Market and Fund Performance Overview

For the 12-month period ended May 31, 2022, the BNY Mellon Sustainable U.S. Equity Fund Inc.’s (the “fund”) Class A shares produced a total return of −3.50%, Class C shares returned −4.23%, Class I shares returned −3.26%, Class Y shares returned −3.24% and Class Z shares returned −3.29%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), provided a total return of −0.30% for the same period.2

U.S. equities lost ground during the reporting period under pressure from increasing inflation and uncertainties related to Russia’s invasion of Ukraine. The fund underperformed the Index largely due to the fund’s void in energy which is not consistent with the sustainable mandate, and a bias in favor of growth at a time when markets favored value-oriented stocks over their growth-oriented counterparts.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies that demonstrate attractive investment attributes with sustainable business practices and have no material, unresolvable, environmental, social and governance (ESG) issues. The fund invests principally in common stocks.

The fund invests in the stocks of companies with any market capitalization but focuses on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in the stock of foreign companies, including up to 10% in stocks of companies in emerging-markets countries that demonstrate attractive investment attributes and sustainable business practices and have no material, unresolvable ESG issues.

Newton seeks attractively priced companies (determined using both quantitative and qualitative fundamental analysis) with good products, strong management and strategic direction that have adopted, or are making progress toward, a sustainable business approach. These are companies that Newton believes should benefit from favorable long-term trends. Newton uses an investment process that combines investment themes with fundamental research and analysis to select stocks for the fund’s portfolio.

Markets Favor Value Over Growth as Russia Invades Ukraine, and Inflation Rises

U.S. equities advanced from June through December 2021 as the accelerating rollout of COVID-19 vaccination programs and resulting economic reopening bolstered investors’ risk appetite. By contrast, the influence of monetary accommodation, which had undoubtedly been a critical support for financial-asset prices, took a somewhat different turn as investors began to anticipate a dialing back of the exceptional levels of monetary stimulus. As 2021 progressed, the inflation debate remained a high-profile and contentious issue, with a series of elevated data points prompting many to question the narrative that this phase would be transitory. Given the inextricable linkage with the direction of monetary policy, which had been such a prominent support to asset prices since the pandemic began, this became a key factor constraining positive sentiment. Sentiment was also roiled by the Chinese government’s decision to launch fresh interventions across several sectors, with the most significant, in terms of market impact, being the major technology platforms. Rising government bond yields formed a major part of the narrative behind a sell-off at the end of September. Improving sentiment went on to lift economically sensitive sectors, while a stabilization of longer-dated bond yields simultaneously lent support to growth stocks. However, this upward trajectory was again interrupted in late November as the new COVID-19 Omicron variant threatened to undermine global growth. The picture for U.S. equities was further muddied when Jerome Powell, Chair of the U.S. Federal Reserve (the “Fed”), surprised markets by embracing a more hawkish tone with regard to the tapering of the Fed’s asset-purchase program. Risk assets, however, largely recovered these losses in December.

The start of 2022 represented the most challenging period faced by equity investors since the outbreak of the COVID-19 pandemic. Russia’s invasion of Ukraine was the defining geopolitical and economic event contributing to equity market weakness during the period. However, by the time the invasion took place in February 2022, equity indices had already come under considerable pressure. The proximate cause was tightening U.S. monetary policy, as the Fed, having fallen ‘behind the curve’ in addressing inflationary pressures, signaled that U.S. interest-rate rises would now come earlier, and potentially be more aggressive, than previously foreshadowed. This shift in stance drove government bond yields steeply higher. Weakness in China also weighed on investor sentiment, given the implications for economic growth and supply chains. Stocks in energy producers surged along with oil and gas prices. Many other commodity producer stocks climbed as well, while sectors seen as “defensive,” such as utilities and consumer staples, proved relatively resilient. However, growth-oriented shares suffered as political instability and the threat of rising interest rates caused investors to question the relative value of future earnings.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

The Fund’s Bias Toward Growth Detracts

Commodity-related and defense stocks exhibiting strong performance against the backdrop of war in Ukraine and rising inflation lack the characteristics to be consistent with the portfolio’s sustainable mandate. The market’s shift from favoring growth-oriented shares to favoring value-oriented shares also raised significant headwinds for the fund, given the growth bias often inherent in names supported by sustainable themes. From a sector perspective, the fund’s lack of exposure to energy significantly undermined performance as oil and gas prices surged. Stock selection in the consumer discretionary, health care and financials sectors hampered relative returns as well. Among individual holdings, notable underperformers included customer relationship management software company salesforce.com and financial services provider Citigroup. Salesforce.com shares exhibited weakness following management’s seemingly conservative guidance in the fourth quarter of 2021 related to foreign-exchange headwinds. The stock continued to exhibit weakness in 2022 as investors considered the extent to which the company had benefited from a pull-forward in demand as a result of the coronavirus pandemic. Citigroup shares were dogged in 2021 by investor concerns about the length of time the CEO’s restructuring plans would take to implement. This weakness persisted into 2022, as the bank outlined its medium-term targets and reset near-term earnings expectations lower.

On the positive side, strong stock selection in materials and an underweight position in the communications services sector enhanced relative performance. Among top-performing holdings, shares in lithium miner Albemarle benefited from several supportive tailwinds. Investors grew increasingly appreciative of expectations for strong growth in sales of electric vehicles powered by lithium batteries. The stock was also boosted by the Biden administration’s ambitious, green-energy targets. Most recently, the company reported better-than-expected first-quarter 2022 earnings before interest, taxes, depreciation and amortization (EBITDA), and raised its outlook for the full year. In addition, movement toward index-referenced variable contracts increased the business’s exposure to spot lithium pricing, a beneficial shift with prices surging amid a favorable supply/demand outlook. Another leading performer, discount shopping club Costco Wholesale, reported encouraging sales compared with 2021, as the company’s financial results continued to reassure investors that the business was well placed to negotiate inflationary and supply-chain challenges. The fund’s relative performance also benefited from lack of exposure to struggling social media giant Meta Platforms and digital payments company PayPal Holdings.

Remaining Focused on the Long Term

The immediate outlook for the U.S. equity market has been clouded by a number of headwinds of late, which include concerns regarding the economic impacts of the ongoing conflict in Ukraine, the apparent desire of central banks to persevere in a change in monetary policy, and the spread of COVID-19 in China and consequent lockdowns. How policy makers respond to these challenges, particularly as the squeeze on consumer disposable incomes intensifies amid higher inflation, will be important for valuations.

While prevailing macroeconomic pressures may present short-term performance challenges, we believe they will support the structural need and demand for the types of products and services offered by the companies that the fund holds. For example, countries and companies are already starting to recognize the need to accelerate their moves toward renewable energy and to more localized supply chains in light of recent disruptions. The increasing demand for efficient energy solutions strengthens the investment case for related, specialized machinery makers, such as Trane Technologies and Ingersoll Rand, both added to the fund in recent months. We see many strengthening sustainable themes that should provide the fund with investment opportunities for strong growth going forward. Indeed, we intend to continue to take the current opportunity to selectively add positions in highly sustainable businesses where valuations have come down in response to the volatile market environment.

June 15, 2022

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through September 30, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized company stocks tend to be more volatile and less liquid than larger company stocks as these companies are less established and have more volatile earnings histories.

Socially responsible portfolios can limit the number of investment opportunities available to the portfolio which may produce more modest gains than portfolios that are not subject to such special investment considerations.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Environmental, social and governance (ESG) managers may take into consideration factors beyond traditional financial information to select securities, which could result in relative investment performance deviating from other strategies or broad market benchmarks, depending on whether such sectors or investments are in or out of favor in the market. Further, ESG strategies may rely on certain values-based criteria to eliminate exposures found in similar strategies or broad market benchmarks, which could also result in relative investment performance deviating.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon Sustainable U.S. Equity Fund, Inc. with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon Sustainable U.S. Equity Fund, Inc. on 5/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Sustainable U.S. Equity Fund, Inc. with a hypothetical investment of $1,000,000 in the S&P 500® Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/30/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Sustainable U.S. Equity Fund, Inc. on 5/31/12 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 5/31/2022
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/31/99	-9.07%	10.81%	11.97%
without sales charge	8/31/99	-3.50%	12.13%	12.63%
Class C shares
with applicable redemption charge †	8/31/99	-5.15%	11.28%	11.78%
without redemption	8/31/99	-4.23%	11.28%	11.78%
Class I shares	8/31/99	-3.26%	12.42%	12.96%
Class Y shares	9/30/16	-3.24%	12.41%	12.91%††
Class Z shares	3/29/72	-3.29%	12.34%	12.86%
S&P 500® Index		-.30%	13.38%	14.38%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/30/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable U.S. Equity Fund, Inc. from December 1, 2021 to May 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2022

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.41	$7.87	$3.25	$3.11	$3.43
Ending value (after expenses)	$860.20	$856.70	$861.50	$861.20	$861.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2022

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.78	$8.55	$3.53	$3.38	$3.73
Ending value (after expenses)	$1,020.19	$1,016.45	$1,021.44	$1,021.59	$1,021.24
†

Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C, .70% for Class I, .67% for Class Y and .74% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2022

Description	Shares		Value ($)
Common Stocks - 98.9%
Banks - 5.1%
Citigroup	97,533		5,209,238
First Republic Bank	53,530		8,298,756
JPMorgan Chase & Co.	80,311		10,619,524
			24,127,518
Capital Goods - 4.5%
Ingersoll Rand	232,004		10,938,989
Trane Technologies	73,734		10,179,716
			21,118,705
Consumer Durables & Apparel - 2.7%
NIKE, Cl. B	107,081		12,726,577
Diversified Financials - 2.6%
The Goldman Sachs Group	38,079		12,446,121
Food & Staples Retailing - 2.9%
Costco Wholesale	28,975		13,508,725
Food, Beverage & Tobacco - 3.4%
PepsiCo	93,852		15,743,673
Health Care Equipment & Services - 10.7%
Abbott Laboratories	132,228		15,531,501
Edwards Lifesciences	92,447	[a]	9,323,280
Medtronic	133,215		13,341,482
The Cooper Companies	34,908		12,243,632
			50,439,895
Insurance - 3.1%
Chubb	67,822		14,330,110
Materials - 5.2%
Albemarle	62,709		16,330,678
Ecolab	49,599		8,129,772
			24,460,450
Media & Entertainment - 4.3%
Alphabet, Cl. A	8,889	[a]	20,224,608
Pharmaceuticals Biotechnology & Life Sciences - 4.9%
AbbVie	54,380		8,013,981
Eli Lilly & Co.	30,227		9,474,351
Merck & Co.	60,744		5,590,270
			23,078,602
Retailing - 4.9%
Amazon.com	9,599	[a]	23,077,820
Semiconductors & Semiconductor Equipment - 4.9%
Applied Materials	43,978		5,158,180
SolarEdge Technologies	22,068	[a]	6,019,930

Description		Shares		Value ($)
Common Stocks - 98.9% (continued)
Semiconductors & Semiconductor Equipment - 4.9% (continued)
Texas Instruments		68,305		12,073,592
				23,251,702
Software & Services - 20.7%
Accenture, Cl. A		63,617		18,987,130
Fidelity National Information Services		72,416		7,567,472
Intuit		28,901		11,978,308
Mastercard, Cl. A		40,420		14,465,105
Microsoft		121,960		33,157,265
Salesforce		68,910	[a]	11,042,138
				97,197,418
Technology Hardware & Equipment - 9.2%
Apple		217,230		32,332,513
TE Connectivity		85,129		11,014,841
				43,347,354
Telecommunication Services - 2.7%
Verizon Communications		244,076		12,518,658
Transportation - 1.9%
Norfolk Southern		36,918		8,847,768
Utilities - 5.2%
CMS Energy		132,353		9,402,357
Eversource Energy		108,488		10,015,612
NextEra Energy		69,344		5,248,647
				24,666,616
Total Common Stocks (cost $336,092,763)				465,112,320
	1-Day Yield (%)
Investment Companies - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,726,372)	0.80	4,726,372	[b]	4,726,372
Total Investments (cost $340,819,135)		99.9%		469,838,692
Cash and Receivables (Net)		.1%		287,992
Net Assets		100.0%		470,126,684

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	34.8
Health Care	15.6
Financials	10.8
Consumer Discretionary	7.6
Communication Services	7.0
Industrials	6.4
Consumer Staples	6.2
Utilities	5.3
Materials	5.2
Investment Companies	1.0
99.9

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 5/31/2021	Purchases ($)†	Sales ($)	Value ($) 5/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.0%	12,931,759	67,728,171	(75,933,558)	4,726,372	8,300

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	336,092,763	465,112,320
Affiliated issuers	4,726,372	4,726,372
Receivable for shares of Common Stock subscribed		347,287
Dividends receivable		346,405
Prepaid expenses		38,186
		470,570,570
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		291,290
Payable for shares of Common Stock redeemed		46,282
Directors’ fees and expenses payable		15,017
Other accrued expenses		91,297
		443,886
Net Assets ($)		470,126,684
Composition of Net Assets ($):
Paid-in capital		295,512,374
Total distributable earnings (loss)		174,614,310
Net Assets ($)		470,126,684

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	34,672,949	1,691,334	77,438,157	19,198,585	337,125,659
Shares Outstanding	2,164,001	127,322	4,694,469	1,156,993	20,362,240
Net Asset Value Per Share ($)	16.02	13.28	16.50	16.59	16.56

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2022

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	6,248,733
Affiliated issuers	8,300
Total Income	6,257,033
Expenses:
Management fee—Note 3(a)	3,223,947
Shareholder servicing costs—Note 3(c)	491,850
Professional fees	106,331
Registration fees	90,768
Directors’ fees and expenses—Note 3(d)	45,722
Prospectus and shareholders’ reports	24,352
Chief Compliance Officer fees—Note 3(c)	18,393
Distribution fees—Note 3(b)	14,537
Custodian fees—Note 3(c)	11,239
Loan commitment fees—Note 2	7,165
Interest expense—Note 2	115
Miscellaneous	24,826
Total Expenses	4,059,245
Less—reduction in expenses due to undertaking—Note 3(a)	(12,453)
Net Expenses	4,046,792
Net Investment Income	2,210,241
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	46,412,997
Net change in unrealized appreciation (depreciation) on investments	(64,520,226)
Net Realized and Unrealized Gain (Loss) on Investments	(18,107,229)
Net (Decrease) in Net Assets Resulting from Operations	(15,896,988)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2022	2021
Operations ($):
Net investment income	2,210,241	3,197,494
Net realized gain (loss) on investments	46,412,997	21,095,985
Net change in unrealized appreciation (depreciation) on investments	(64,520,226)	107,182,352
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,896,988)	131,475,831
Distributions ($):
Distributions to shareholders:
Class A	(1,944,917)	(1,229,834)
Class C	(98,875)	(51,123)
Class I	(3,745,422)	(1,623,613)
Class Y	(1,317,100)	(20,320)
Class Z	(16,641,833)	(10,473,433)
Total Distributions	(23,748,147)	(13,398,323)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	4,540,146	7,165,902
Class C	483,490	506,856
Class I	35,125,537	44,146,389
Class Y	404,208	26,332,769
Class Z	1,769,435	2,813,645
Distributions reinvested:
Class A	1,809,471	1,145,376
Class C	98,875	51,123
Class I	2,547,395	1,046,740
Class Y	1,279,161	836
Class Z	15,829,791	10,028,309
Cost of shares redeemed:
Class A	(12,833,302)	(6,455,583)
Class C	(435,024)	(1,712,920)
Class I	(21,209,432)	(24,685,952)
Class Y	(8,387,316)	(4,823)
Class Z	(19,406,058)	(24,247,665)
Increase (Decrease) in Net Assets from Capital Stock Transactions	1,616,377	36,131,002
Total Increase (Decrease) in Net Assets	(38,028,758)	154,208,510
Net Assets ($):
Beginning of Period	508,155,442	353,946,932
End of Period	470,126,684	508,155,442

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31,
	2022	2021
Capital Share Transactions (Shares):
Class Aa
Shares sold	250,173	461,681
Shares issued for distributions reinvested	96,812	74,423
Shares redeemed	(718,554)	(405,463)
Net Increase (Decrease) in Shares Outstanding	(371,569)	130,641
Class Ca
Shares sold	30,302	37,011
Shares issued for distributions reinvested	6,358	3,948
Shares redeemed	(28,931)	(135,301)
Net Increase (Decrease) in Shares Outstanding	7,729	(94,342)
Class Ib
Shares sold	1,872,113	2,707,944
Shares issued for distributions reinvested	132,539	66,249
Shares redeemed	(1,169,321)	(1,549,127)
Net Increase (Decrease) in Shares Outstanding	835,331	1,225,066
Class Yb
Shares sold	20,739	1,543,115
Shares issued for distributions reinvested	66,175	53
Shares redeemed	(488,033)	(284)
Net Increase (Decrease) in Shares Outstanding	(401,119)	1,542,884
Class Z
Shares sold	93,960	172,773
Shares issued for distributions reinvested	820,621	632,302
Shares redeemed	(1,043,376)	(1,527,373)
Net Increase (Decrease) in Shares Outstanding	(128,795)	(722,298)

[a]	During the period ended May 31, 2021, 703 Class C shares representing $8,667 were automatically converted to 592 Class A shares.
[b]	During the period ended May 31, 2022, 4,909 Class Y shares representing $72,747 were exchanged for 4,941 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended May 31,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	17.31	13.04	11.39	10.94	13.26
Investment Operations:
Net investment income[a]	.04	.09	.10	.13	.08
Net realized and unrealized gain (loss) on investments	(.53)	4.67	1.89	.80	.60
Total from Investment Operations	(.49)	4.76	1.99	.93	.68
Distributions:
Dividends from net investment income	(.08)	(.10)	(.18)	(.18)	(.10)
Dividends from net realized gain on investments	(.72)	(.39)	(.16)	(.30)	(2.90)
Total Distributions	(.80)	(.49)	(.34)	(.48)	(3.00)
Net asset value, end of period	16.02	17.31	13.04	11.39	10.94
Total Return (%)[b]	(3.50)	37.09	17.40	8.66	5.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	.99	1.02	1.04	1.11
Ratio of net expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	.21	.57	.80	1.11	.67
Portfolio Turnover Rate	24.86	30.42	36.37	39.66	49.82
Net Assets, end of period ($ x 1,000)	34,673	43,901	31,351	24,150	20,812

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Year Ended May 31,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	14.51	10.99	9.60	9.26	11.64
Investment Operations:
Net investment income (loss)[a]	(.08)	(.02)	.01	.04	(.01)
Net realized and unrealized gain (loss) on investments	(.43)	3.93	1.58	.67	.53
Total from Investment Operations	(.51)	3.91	1.59	.71	.52
Distributions:
Dividends from net investment income	-	-	(.04)	(.07)	-
Dividends from net realized gain on investments	(.72)	(.39)	(.16)	(.30)	(2.90)
Total Distributions	(.72)	(.39)	(.20)	(.37)	(2.90)
Net asset value, end of period	13.28	14.51	10.99	9.60	9.26
Total Return (%)[b]	(4.23)	35.98	16.58	7.80	4.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.80	1.83	1.82	1.81	1.86
Ratio of net expenses to average net assets	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income (loss) to average net assets	(.54)	(.16)	.07	.37	(.08)
Portfolio Turnover Rate	24.86	30.42	36.37	39.66	49.82
Net Assets, end of period ($ x 1,000)	1,691	1,736	2,351	2,898	3,481

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

Class I Shares	Year Ended May 31,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	17.80	13.38	11.68	11.22	13.53
Investment Operations:
Net investment income[a]	.09	.13	.14	.16	.12
Net realized and unrealized gain (loss) on investments	(.55)	4.81	1.94	.80	.62
Total from Investment Operations	(.46)	4.94	2.08	.96	.74
Distributions:
Dividends from net investment income	(.12)	(.13)	(.22)	(.20)	(.15)
Dividends from net realized gain on investments	(.72)	(.39)	(.16)	(.30)	(2.90)
Total Distributions	(.84)	(.52)	(.38)	(.50)	(3.05)
Net asset value, end of period	16.50	17.80	13.38	11.68	11.22
Total Return (%)	(3.26)	37.43	17.72	8.89	5.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.72	.72	.74	.81
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	.47	.81	1.04	1.36	.91
Portfolio Turnover Rate	24.86	30.42	36.37	39.66	49.82
Net Assets, end of period ($ x 1,000)	77,438	68,681	35,247	14,261	10,710

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Year Ended May 31,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	17.89	13.45	11.66	11.20	13.52
Investment Operations:
Net investment income[a]	.09	.07	.14	.16	.12
Net realized and unrealized gain (loss) on investments	(.55)	4.89	1.93	.80	.61
Total from Investment Operations	(.46)	4.96	2.07	.96	.73
Distributions:
Dividends from net investment income	(.12)	(.13)	(.12)	(.20)	(.15)
Dividends from net realized gain on investments	(.72)	(.39)	(.16)	(.30)	(2.90)
Total Distributions	(.84)	(.52)	(.28)	(.50)	(3.05)
Net asset value, end of period	16.59	17.89	13.45	11.66	11.20
Total Return (%)	(3.24)	37.38	17.70	8.90	5.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67	.74	.71	.71	.77
Ratio of net expenses to average net assets	.67	.70	.70	.70	.70
Ratio of net investment income to average net assets	.49	.57	1.13	1.35	1.01
Portfolio Turnover Rate	24.86	30.42	36.37	39.66	49.82
Net Assets, end of period ($ x 1,000)	19,199	27,882	205	317	256

a Based on average shares outstanding.

See notes to financial statements.

Class Z Shares	Year Ended May 31,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	17.86	13.43	11.68	11.21	13.53
Investment Operations:
Net investment income[a]	.08	.12	.13	.15	.11
Net realized and unrealized gain (loss) on investments	(.55)	4.82	1.94	.81	.60
Total from Investment Operations	(.47)	4.94	2.07	.96	.71
Distributions:
Dividends from net investment income	(.11)	(.12)	(.16)	(.19)	(.13)
Dividends from net realized gain on investments	(.72)	(.39)	(.16)	(.30)	(2.90)
Total Distributions	(.83)	(.51)	(.32)	(.49)	(3.03)
Net asset value, end of period	16.56	17.86	13.43	11.68	11.21
Total Return (%)	(3.29)	37.38	17.65	8.81	5.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.76	.79	.81	.87
Ratio of net expenses to average net assets	.74	.75	.77	.78	.77
Ratio of net investment income to average net assets	.42	.77	1.00	1.28	.85
Portfolio Turnover Rate	24.86	30.42	36.37	39.66	49.82
Net Assets, end of period ($ x 1,000)	337,126	365,956	284,793	262,053	263,433

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable U.S. Equity Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts and bear Shareholder Services Plan fees. Class I, Class Y and Class Z shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

NOTES TO FINANCIAL STATEMENTS (continued)

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of May 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	465,112,320	-	-	465,112,320
Investment Companies	4,726,372	-	-	4,726,372

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,213,650, undistributed capital gains $43,973,011 and unrealized appreciation $128,427,649.

The tax character of distributions paid to shareholders during the fiscal years ended May 31, 2022 and May 31, 2021 were as follows: ordinary income $9,471,852 and $4,728,747, and long-term capital gains $14,276,295 and $8,669,576, respectively.

During the period ended May 31, 2022, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $2,058,669 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the

NOTES TO FINANCIAL STATEMENTS (continued)

fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2022 was approximately $8,767 with a related weighted average annualized interest rate of 1.31%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement (the “Agreement”) with the Adviser, the management fee is computed at an annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses of Class Z shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1½% of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to the Adviser, or the Adviser will bear such excess expense. During the period ended May 31, 2022, there was no expense reimbursement pursuant to the Agreement.

The Adviser has contractually agreed, from June 1, 2021 through September 30, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. On or after September 30, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $12,453 during the period ended May 31, 2022.

Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser is responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

During the period ended May 31, 2022, the Distributor retained $3,487 from commissions earned on sales of the fund’s Class A shares and $785 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended May 31, 2022, Class C shares were charged $14,537 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2022, Class A and Class C shares were charged $110,929 and $4,846, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2022, Class Z shares were charged $195,318 pursuant to the Shareholder Services Plan.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2022, the fund was charged $93,377 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2022, the fund was charged $11,239 pursuant to the custody agreement.

During the period ended May 31, 2022, the fund was charged $18,393 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $234,255, Distribution Plan fees of $1,050, Shareholder Services Plan fees of $30,738, Custodian fees of $3,575, Chief Compliance Officer fees of $4,162 and Transfer Agent fees of $19,407, which are offset against an expense reimbursement currently in effect in the amount of $1,897.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2022, amounted to $130,921,957 and $141,247,833, respectively.

At May 31, 2022, the cost of investments for federal income tax purposes was $341,411,043; accordingly, accumulated net unrealized appreciation on investments was $128,427,649, consisting of $144,555,539 gross unrealized appreciation and $16,127,890 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Sustainable U.S. Equity Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Sustainable U.S. Equity Fund, Inc. (the “Fund”), including the statement of investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
July 22, 2022

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 56.36% of the ordinary dividends paid during the fiscal year ended May 31, 2022 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $6,110,272 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2023 of the percentage applicable to the preparation of their 2022 income tax returns. Also, the fund hereby reports $.2234 per share as a short-term capital gain distribution and $.4982 per share as a long-term capital gain distribution paid on December 2, 2021.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Francine J. Bovich (70)

Board Member (2015)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

J. Charles Cardona (66)

Board Member (2014)

Principal Occupation During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (2019-2021)

No. of Portfolios for which Board Member Serves: 36

———————

Andrew J. Donohue (71)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Isabel P. Dunst (75)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Hogan Lovells LLP, a law firm, Retired (2019-Present); Senior Counsel (2018-2019); Of Counsel (2015-2018); Partner (1990-2014)

• Hebrew Union College Jewish Institute of Religion, Member of the Board of Governors (2015-Present)

• Bend the ARC, a civil rights organization, Board Member (2016-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Nathan Leventhal (79)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 32

———————

Robin A. Melvin (58)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014-2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 74

———————

Roslyn M. Watson (72)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company. Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (76)

Board Member (2009)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

Tamara Belinfanti (47)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• New York Law School, Lester Martin Professor of Law (2009-Present)

No. of Portfolios for which Advisory Board Member Serves: 22

———————

Gordon J. Davis (80)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 40

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 117 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 49 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Sustainable U.S. Equity Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DTCAX Class C: DTCCX Class I: DRTCX Class Y: DTCYX Class Z: DRTHX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2022 BNY Mellon Securities Corporation 0035AR0522

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that J. Charles Cardona, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). J. Charles Cardona is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,853 in 2021 and $35,550 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,027 in 2021 and $ 7,047 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,147 in 2021 and $5,222 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2021 and $6,737 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,012 in 2021 and $2,126 in 2022. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,686,546 in 2021 and $2,224,030 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Sustainable U.S. Equity Fund, Inc.

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: July 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: July 21, 2022

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: July 21, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)